Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Note 9: Goodwill and other intangible assets

Goodwill

	Year ended
Guernsey segment	December 31, 2017	December 31, 2016	December 31, 2015
Balance at beginning of year	19,622	23,462	24,821
Foreign exchange translation adjustment	1,907	(3,840)	(1,359)
Balance at end of year	21,529	19,622	23,462

Customer Relationship Intangible Assets

	December 31, 2017			December 31, 2016
Business segment	Cost	Accumulated amortization	Net carrying amount	Cost	Accumulated amortization	Net carrying amount
Bermuda	29,785	(9,748)	20,037	29,785	(7,762)	22,023
Cayman	12,324	(3,557)	8,767	12,324	(2,782)	9,542
Guernsey	58,420	(48,158)	10,262	58,420	(47,696)	10,724
Total	100,529	(61,463)	39,066	100,529	(58,240)	42,289

Customer relationships are initially valued based on the present value of net cash flows expected to be derived solely from the recurring customer base existing as at the date of acquisition. Customer relationship intangible assets may or may not arise from contracts.

During the year ended December 31, 2017, the Bank acquired no new customer intangible assets (December 31, 2016: $21.4 million, December 31, 2015: nil), the amortization expense amounted to $4.2 million (December 31, 2016: $4.5 million, December 31, 2015: $4.4 million) and the foreign exchange translation adjustment decreased the net carrying amount by $1.0 million (December 31, 2016: decreased by $2.3 million, December 31, 2015: decreased by $0.9 million). The estimated aggregate amortization expense for each of the succeeding five years is $4.2 million.